EXHIBIT 10.1
                                                                    ------------


                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

This Amendment dated March 13, 2009 (the "Amendment") to the Employment Agreement originally dated May 1, 1999 (the "Agreement"), as amended by and between iVoice, Inc., a New Jersey corporation, successor in interest to iVoice.com, Inc., f/k/a International Voice Technologies Corp., a Delaware corporation, with offices at 750 Route 34, Matawan, New Jersey 07747 (the "Company") and Jerome Mahoney, an individual residing at ******************** (the "Executive").

     WHEREAS, the Company and the Executive mutually wish to amend the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged, the parties agree as follows:

The terms and conditions as set forth below shall amend the Employment Agreement

1. TERM. The term of the Executive's employment hereunder shall be extended to April 30, 2016.

All of other terms of this Agreement shall remain if full force and effect and shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below:

IVOICE, INC.



By:___________________________ Dated:______________________
           Frank Esser


Title: Director

JEROME MAHONEY



By:___________________________ Dated:______________________